UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2026

GREENLANE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38875	83-0806637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 N Federal Hwy, Suite B200
Boca Raton FL	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 292-7660

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	GNLN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On April 9, 2026, Greenlane Holdings, Inc. (the “Company”) issued a press release announcing a share repurchase program (the “Repurchase Program”) and providing an update on its holdings of units of BERA, the native digital asset of the layer-1 blockchain protocol known as Berachain (“BERA”). A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”).

The information disclosed under this Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

Share Repurchase Program

On April 7, 2026, the board of directors of the Company approved the Repurchase Program, which authorizes the repurchase by the Company of up to $2 million of the Company’s outstanding shares of Class A common stock, par value $0.01 per share (the “Common Stock”). The Company may buy back its Common Stock from time to time, in amounts, at prices, and at such times as the Company deems appropriate, subject to market conditions, pursuant to Rule 10b-18 of the Exchange Act, and federal and state laws governing such transactions, through a variety of methods, which may include open market purchases, privately negotiated transactions, block trades, or one or more trading plans adopted in accordance with Rule 10b5-1 of the Securities and Exchange Commission (the “SEC”), or by any combination of such methods. The Repurchase Program does not oblige the Company to acquire any specific number of shares of Common Stock, or any shares of Common Stock at all, and may be modified, discontinued, or suspended at any time.

The Company cannot predict when or if it will repurchase any shares of Common Stock as the Repurchase Program will depend on a number of factors, including price and general business and market conditions. Information regarding share repurchases will be available in the Company’s periodic reports on Form 10-Q and Form 10-K filed with the SEC as required by the applicable rules of the Exchange Act.

Digital Asset Treasury Update

On April 9, 2026, the Company provided an update on its holdings of units of BERA. As of April 7, 2026, the Company held approximately 77.9 million units of BERA. Between December 4, 2025 and February 27, 2026, the Company acquired approximately 7.5 million units of BERA. As of April 7, 2026, the Company had deployed approximately 50 million units of BERA into validator infrastructure on the Berachain network.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than statements of historical fact and may be identified by the use of words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate,” “will,” “project,” “continue,” “should,” and similar expressions. Forward-looking statements in this Current Report include, but are not limited to, statements regarding: the Company’s intentions and expectations with respect to the Repurchase Program, including the timing, manner, price, and amount of any share repurchases; the value of the Company’s Common Stock, including any such shares purchased under the Repurchase Program; the Company’s Berachain-focused Digital Asset Treasury strategy, including its expected benefits, anticipated returns, and long-term viability; the Company’s plans regarding the acquisition, holding, staking, and deployment of BERA; and the Company’s financial performance, financial condition, and capital allocation strategy.

These forward-looking statements are based on current expectations, estimates, assumptions, and projections and involve known and unknown risks, uncertainties, and other factors, many of which are beyond the Company’s control, that may cause actual results, performance, or achievements to differ materially from those expressed or implied by such statements. Important factors that could cause or contribute to such differences include, among others: the inherent volatility in the market price of BERA and other digital assets; the evolving and uncertain regulatory landscape for digital assets; cybersecurity risks; risks related to the Berachain network; the Company’s limited operating history with digital asset strategies; the Company’s ability to continue as a going concern; the adequacy of the Company’s capital resources and liquidity; general economic, market, and geopolitical conditions; and other risks and uncertainties described under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC and in other subsequent filings with the SEC.

These filings are available at www.sec.gov. The forward-looking statements in this Current Report speak only as of the date of this document. The Company assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Cautionary Note Regarding Digital Assets

BERA is a digital asset that is not legal tender, is not backed by any government or central bank, and may be subject to extreme price volatility, regulatory uncertainty and technological risk. Investments in and exposures to digital assets such as BERA are highly speculative and may result in the loss of all or a substantial portion of the invested capital. The Company’s activities involving BERA and other digital assets may not be suitable for all investors and are subject to the risks described in the “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC and in other subsequent filings with the SEC. These filings are available at www.sec.gov.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated April 9, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLANE HOLDINGS, INC.

Date: April 9, 2026	By:	/s/ Jason Hitchcock
	Name:	Jason Hitchcock
	Title:	Chief Executive Officer